Exhibit 99.4 - Pro forma Financials AirtimeDSL and TAG Industries, Inc.

                              Clear-Lite, Inc.
             UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET


Unaudited Condensed Combined Pro Forma Balance Sheet

                           TAG
                        Industries
            AirtimeDSL     Inc.                                    Adjusted
            -----------------------   Combined    Pro Forma        Pro Forma
            As of December 31, 2008    Totals    Adjustments AJE    Totals
            ---------- ------------ ------------ ----------- --- ------------
ASSETS
Current Assets:
 Cash       $  51,256  $   127,259  $   178,515  $  480,000   4  $   658,515
 Accounts
  receivable,
  net               -       53,182       53,182                       53,182
            ---------- ------------ ------------ -----------     ------------
 Total
  Current
  Assets       51,256      180,441      231,697     480,000          711,697
            ---------- ------------ ------------ -----------     ------------
Property
and
Equipment      60,521            -       60,521                       60,521
            ---------- ------------ ------------ -----------     ------------

OTHER ASSETS
 Trademarks,
  net               -       23,718       23,718                       23,718
            ---------- ------------ ------------ -----------     ------------
 Total Other
  Assets            -       23,718       23,718                       23,718
            ---------- ------------ ------------ -----------     ------------
 TOTAL
  ASSETS    $ 111,777  $   204,159  $   315,936  $  480,000      $   795,936
            ========== ============ ============ ===========     ============

LIABILITIES
AND STOCKHOLDERS'
EQUITY (DEFICIT)
Current
Liabilities:
Accounts
 payable and
 accrued
 expenses   $   1,500  $    61,545  $    63,045  $        -      $    63,045
Related
 party
 payable            -       29,972       29,972           -           29,972
                                                   (480,000)  4
Convertible
 Debenture          -            -            -     480,000   4
            ---------- ------------ ------------ -----------     ------------
 Total
  Current
  Liabilities   1,500       91,517       93,017           -           93,017
            ---------- ------------ ------------ -----------     ------------

Long-Term
Liabilities:
Notes
 payable            -            -            -           -                -
            ---------- ------------ ------------ -----------     ------------
 Total Long-
  Term
  Payables          -            -            -           -                -
            ---------- ------------ ------------ -----------     ------------
 Total
  Liabilities   1,500       91,517       93,017           -           93,017
            ---------- ------------ ------------ -----------     ------------

Stockholders'
 Equity:
Preferred
 stock              -            -            -           -                -
Common
 stock         25,645       26,672       52,317           -   1       50,734
                                                    (40,050)  3
                                                     38,467   2
Additional
paid-in
capital       201,235    1,338,073    1,539,308    (116,603)  1    1,904,288
                                                    (38,467)  2
                                                    480,000   4
                                                     40,050   3
Accumulated
 deficit     (116,603)  (1,252,103)  (1,368,706)    116,603   1   (1,252,103)
            ---------- ------------ ------------ -----------     ------------
Total
 Stockholders'
 Equity       110,277      112,642      222,919     480,000          702,919
            ---------- ------------ ------------ -----------     ------------
TOTAL
 LIABILITIES
 AND
 STOCKHOLDERS'
 EQUITY
 (DEFICIT)  $ 111,777  $   204,159  $   315,936  $  480,000      $   795,936
            ========== ============ ============ ===========     ============


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                              Clear-Lite, Inc.
       UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS


Unaudited Condensed Combined Pro Forma Balance Sheet

                           TAG
                        Industries
            AirtimeDSL     Inc.                                    Adjusted
            -----------------------   Combined    Pro Forma        Pro Forma
            As of December 31, 2008    Totals    Adjustments        Totals
            ---------- ------------ ------------ -----------     ------------
REVENUES
 Revenues   $   5,284  $   610,146  $   615,430  $        -      $   615,430
            ---------- ------------ ------------ -----------     ------------
 Total
  Revenues      5,284      610,146      615,430           -          615,430
            ---------- ------------ ------------ -----------     ------------
COST OF SALES
 Cost of
  Sales                    351,526      351,526                      351,526
            ---------- ------------ ------------ -----------     ------------
 Total Cost
  of Sales          -      351,526      351,526           -          351,526
            ---------- ------------ ------------ -----------     ------------
GROSS PROFIT    5,284      258,620      263,904           -          263,904
            ---------- ------------ ------------ -----------     ------------

OPERATING
 EXPENSES
General and
 admini-
 strative      35,019      912,047      947,066                      947,066
Professional
 fees               -      236,835      236,835
Depreciation
 and
 amortization   3,600        1,629        5,229                        5,229
            ---------- ------------ ------------ -----------     ------------
Total Costs
 and
 expenses      38,619    1,150,511    1,189,130           -        1,189,130
            ---------- ------------ ------------ -----------     ------------
OPERATING
 LOSS         (33,335)    (891,891)    (925,226)          -         (925,226)
            ---------- ------------ ------------ -----------     ------------

OTHER INCOME
 (EXPENSE)
Interest
 income             -        1,999        1,999           -            1,999
Other
 expense            -         (603)        (603)          -             (603)
            ---------- ------------ ------------ -----------     ------------
Total
 Other
 Income
 (Expense)          -        1,396        1,396           -            1,396
            ---------- ------------ ------------ -----------     ------------

NET LOSS    $ (33,335) $  (890,495) $  (923,830) $        -      $  (923,830)
            ========== ============ ============ ===========     ============


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       Notes to Unaudited Pro Forma Consolidated Financial Statements
                             December 31, 2008

On April 14, 2009, Airtime DSL ("Airtime") entered into an Agreement and Plan of with TAG Industries, Inc., ("TAG") a privately held Florida, and AirtimeDSL Acquisition Corporation ("Acquisition Sub"), a newly formed wholly-owned Nevada subsidiary. In connection with the closing of this merger transaction, Acquisition Sub merged with and into TAG Industries, Inc. (the "Merger") on April__, 2009, with the filing of articles of merger with the Florida secretary of state. As a result of the Merger, AirtimeDSL Corporation no longer exists and TAG became a wholly-owned subsidiary.

The balance sheets of Airtime and TAG are as of December 31, 2008 and January 31, 2009, respectively. The statements of operations of Airtime and TAG are as of the year ended December 31, 2008 and July 31, 2008, respectively.

(1) Reflects the issuance of 26,671,875 shares of Clear-Lite, Inc. for all of the outstanding shares of TAG whereby TAG became a wholly owned subsidiary of Clear-Lite, Inc.
(2) Reflects 2.5 shares for 1 forward stock split on April 3, 2008.
(3) Reflects the cancellation of 40,050,000 shares of DSL common stock owned by Mr. Heckerson and his wife.
(4) Reflects the receipt of $480,000 of convertible debentures net of the discount of $480,000 for the value of the conversion feature and the warrants attached thereto.


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